Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Operating revenue
Management fee revenue, net	$242,324	$237,233	$458,343	$457,334
Premiums earned	52,122	53,825	104,096	107,852
Service agreement revenue	7,299	6,506	14,717	14,098

Total operating revenue	301,745	297,564	577,156	579,284

Operating expenses
Cost of management operations	195,969	189,939	375,855	373,093
Losses and loss adjustment expenses incurred	29,789	38,635	62,023	68,688
Policy acquisition and other underwriting expenses	11,695	12,079	23,689	26,580

Total operating expenses	237,453	240,653	461,567	468,361

Investment income – unaffiliated
Investment income, net of expenses	14,138	14,603	28,116	29,603
Net realized gains (losses) on investments	2,222	(632)	4,112	152
Equity in earnings of limited partnerships	20,180	14,058	32,698	18,200

Total investment income – unaffiliated	36,540	28,029	64,926	47,955

Income before income taxes and equity in earnings of Erie Family Life Insurance Company	100,832	84,940	180,515	158,878
Provision for income taxes	31,505	30,015	56,098	55,092
Equity in earnings of Erie Family Life Insurance Company, net of tax	1,159	1,330	2,430	1,935

Net income	$70,486	$56,255	$126,847	$105,721

Net income per share:
Class A common stock – basic	$1.22	$0.95	$2.19	$1.76

Class A common stock – diluted	1.11	0.86	1.99	1.59

Class B common stock – basic and diluted	187.31	144.90	336.32	265.30

Weighted average shares outstanding:
Class A common stock – basic	57,337,436	59,063,615	57,513,372	59,842,796

Class A common stock – diluted	63,556,114	65,554,096	63,734,450	66,527,677

Class B common stock – basic and diluted	2,571	2,670	2,572	2,751

Dividends declared per share:
Class A common stock	$0.40	$0.36	$0.80	$0.72

Class B common stock	60.00	54.00	120.00	108.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Management Operations
Management fee revenue	$256,462	$251,104	$485,106	$484,039
Service agreement revenue	7,299	6,506	14,717	14,098

Total revenue from management operations	263,761	257,610	499,823	498,137
Cost of management operations	207,392	201,028	397,777	394,854

Income from management operations	56,369	56,582	102,046	103,283

Insurance Underwriting Operations
Premiums earned	52,122	53,825	104,096	107,852

Losses and loss adjustment expenses incurred	29,789	38,635	62,023	68,688
Policy acquisition and other underwriting expenses	14,410	14,861	28,530	31,524

Total losses and expenses	44,199	53,496	90,553	100,212

Underwriting gain	7,923	329	13,543	7,640

Investment Operations
Investment income, net of expenses	14,138	14,603	28,116	29,603
Net realized gains (losses) on investments	2,222	(632)	4,112	152
Equity in earnings of limited partnerships	20,180	14,058	32,698	18,200
Equity in earnings of Erie Family Life Insurance Company	1,247	1,430	2,613	2,081

Net revenue from investment operations	37,787	29,459	67,539	50,036

Income before income taxes	102,079	86,370	183,128	160,959
Provision for income taxes	31,593	30,115	56,281	55,238

Net income	$70,486	$56,255	$126,847	$105,721

Net income per share – Class A basic	$1.22	$0.95	$2.19	$1.76

Net income per share – Class A diluted	1.11	0.86	1.99	1.59

Net income per share – Class B basic and diluted	187.31	144.90	336.32	265.30

Weighted average shares outstanding - Class A diluted	63,556	65,554	63,734	66,528

Amounts presented on a segment basis are gross of intercompany/intersegment items.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition on Non-GAAP and Operating Measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Both of these categories include the respective investment’s realized capital gains and losses, as well as unrealized gains and losses, as these investments are accounted for under the equity method.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and the insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended June 30, 2007 and 2006:

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
(in thousands, except per share data)
Operating income	$69,042	$56,666	$124,174	$105,622
Net realized gains (losses) on investments	2,222	(632)	4,112	152
Income tax (expense) benefit on realized gains (losses)	(778)	221	(1,439)	(53)

Realized gains (losses), net of income taxes	1,444	(411)	2,673	99

Net income	$70,486	$56,255	$126,847	$105,721

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
Per Class A Share – Diluted	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Operating income	$1.09	$0.87	$1.95	$1.59
Net realized gains (losses) on investments	0.03	(0.01)	0.06	0.00
Income tax (expense) benefit on realized gains (losses)	(0.01)	0.00	(0.02)	0.00

Realized gains (losses), net of income taxes	0.02	(0.01)	0.04	0.00

Net income	$1.11	$0.86	$1.99	$1.59

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	June 30,	December 31,
	2007	2006
	(Unaudited)
ASSETS
Investments
Fixed maturities	$827,777	$836,738
Equity securities
Preferred stock	139,800	133,401
Common stock	122,899	117,246
Other invested assets	266,454	235,672

Total investments	1,356,930	1,323,057
Cash and cash equivalents	27,292	60,241
Equity in Erie Family Life Insurance Company	57,784	57,162
Premiums receivable from policyholders	257,632	247,187
Receivables from affiliates	1,187,993	1,220,058
Other assets	134,179	131,656

Total assets	$3,021,810	$3,039,361

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Unpaid losses and loss adjustment expenses	$1,036,362	$1,073,570
Unearned premiums	436,996	424,282
Other liabilities	344,460	379,661

Total liabilities	1,817,818	1,877,513
Total shareholders’ equity	1,203,992	1,161,848

Total liabilities and shareholders’ equity	$3,021,810	$3,039,361

Book value per share	$19.00	$18.17

Shares outstanding	63,356	63,952

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
(dollars in thousands)
Property and Casualty Group Insurance Underwriting Operations (SAP Basis)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Direct underwriting results
Direct written premium	$1,028,247	$1,019,005	$1,946,425	$1,961,773

Premiums earned	963,691	988,196	1,905,849	1,972,025

Loss and loss adjustment expenses incurred	542,795	703,672	1,115,123	1,226,162
Policy acquisition and other underwriting expenses	281,669	283,868	538,771	585,342

Total losses and expenses	824,464	987,540	1,653,894	1,811,504

Direct underwriting income	139,227	656	251,955	160,521

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	(652)	4,455	(3,550)	5,144
Assumed involuntary	23,643	17,366	22,279	7,071
Less: Ceded	6,843	2,412	14,659	9,610

Nonaffiliated reinsurance underwriting gain	16,148	19,409	4,070	2,605

Net Underwriting Gain (SAP Basis)	$155,375	$20,065	$256,025	$163,126

Erie Indemnity Insurance Underwriting Operations (SAP to GAAP Basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%	5.50%	5.50%

Indemnity preliminary underwriting gain (SAP Basis)	$8,546	$1,104	$14,081	$8,972
Excess-of-loss changes to recoveries under the agreement	0	(392)	0	(538)
SAP to GAAP adjustments	(623)	(383)	(538)	(794)

Indemnity Underwriting Gain before tax (GAAP Basis)	$7,923	$329	$13,543	$7,640

Property & Casualty Group (SAP Basis)
Net basis:
Loss and LAE ratio	55.6%	69.9%	58.9%	62.5%
Underwriting ratio	26.7	27.0	26.9	29.2
Policyholder dividends ratio	0.1	0.3	0.2	0.1

Statutory combined ratio	82.4	97.2	86.0	91.8

Adjusted combined ratio, excluding profit component	77.7	92.3	81.5	87.2

Direct business:
Loss ratio points from prior accident year reserve development – (redundancy) deficiency	(4.3)	0.3	(7.4)	(3.9)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(1.8)	(1.6)	(2.4)	(2.3)

Total loss ratio points from prior accident years	(6.1)	(1.3)	(9.8)	(6.2)

Loss ratio points from catastrophes	2.1	9.1	1.3	4.9

Erie Indemnity Company
GAAP combined ratio	84.8	99.4	87.0	92.9
GAAP loss ratio points from catastrophes	2.2	9.2	1.3	4.9

SAP Basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In the opinion of management, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2007	2006	2007	2006
(in thousands)
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Statutory Accounting Basis
Premiums earned	$913,316	$940,026	$1,802,867	$1,868,434
Losses, LAE and underwriting expenses	766,464	920,659	1,560,891	1,713,806

Net underwriting gain	146,852	19,367	241,976	154,628

Total investment income	212,935	77,160	349,581	203,169

Income before income taxes	359,787	96,527	591,557	357,797
Federal income tax expense	110,527	31,602	182,519	120,625

Net income	$249,260	$64,925	$409,038	$237,172

	As of	As of
	June 30,	December 31,
	2007	2006
(in thousands)
Statutory Accounting Basis	(Unaudited)
Cash and invested assets	$8,946,203	$8,494,655
Other assets	1,085,925	1,021,489

Total assets	$10,032,128	$9,516,144

Claims and unearned premium reserves	$4,945,518	$4,993,365
Other liabilities	498,448	435,683

Total liabilities	5,443,966	5,429,048

Policyholders’ surplus	4,588,162	4,087,096

Total liabilities and policyholders’ surplus	$10,032,128	$9,516,144

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months		Six months	Six months
	ended	ended		ended	ended
	June 30,	June 30,	%	June 30,	June 30,	%
	2007	2006	Change	2007	2006	Change
(in thousands)
Private passenger auto	$118,693	$117,381	1.1%	$227,369	$228,436	-0.5%
Homeowners	51,566	50,558	2.0	88,659	87,213	1.7
Commercial multi-peril	30,116	29,561	1.9	58,880	58,998	-0.2
Workers’ compensation	21,321	20,620	3.4	44,297	44,935	-1.4
Commercial auto	22,125	21,910	1.0	42,916	43,108	-0.4
All other lines of business	13,241	12,174	8.8	24,485	22,849	7.2

	257,062	252,204	1.9%	486,606	485,539	0.2%
Change in allowance for management fee returned on cancelled policies	(600)	(1,100)		(1,500)	(1,500)

Management fee revenue, net of allowance	$256,462	$251,104	2.1%	$485,106	$484,039	0.2%

Management fee rate	25.00%	24.75%		25.00%	24.75%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
06/30/2005	1,658,278	(1.7)%	1,350,491	0.2%	282,670	1.5%	3,291,439	(0.6)%
09/30/2005	1,651,629	(1.8)	1,354,487	0.3	285,134	2.3	3,291,250	(0.6)
12/31/2005	1,640,563	(1.8)	1,353,912	0.5	286,604	2.7	3,281,079	(0.5)
03/31/2006	1,636,048	(1.6)	1,356,885	1.0	289,964	3.6	3,282,897	(0.1)
06/30/2006	1,637,472	(1.3)	1,366,633	1.2	294,409	4.2	3,298,514	0.2
09/30/2006	1,636,947	(0.9)	1,373,763	1.4	298,361	4.6	3,309,071	0.5
12/31/2006	1,633,882	(0.4)	1,377,965	1.8	301,497	5.2	3,313,344	1.0
03/31/2007	1,635,714	0.0	1,384,856	2.1	305,591	5.4	3,326,161	1.3
06/30/2007	1,644,561	0.4	1,398,034	2.3	311,761	5.9	3,354,356	1.7

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers’	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
06/30/2005	118,445	1.2%	212,100	1.1%	57,398	(5.5)%	88,981	2.1%	476,924	0.5%
09/30/2005	118,555	1.3	212,939	1.4	56,877	(5.0)	90,074	2.4	478,445	0.7
12/31/2005	118,728	1.2	213,347	1.8	56,218	(4.6)	90,227	2.7	478,520	1.0
03/31/2006	118,587	1.0	214,461	2.3	55,254	(4.7)	90,301	2.8	478,603	1.2
06/30/2006	119,471	0.9	217,134	2.4	54,871	(4.4)	91,568	2.9	483,044	1.3
09/30/2006	119,555	0.8	217,763	2.3	54,379	(4.4)	92,687	2.9	484,384	1.2
12/31/2006	119,801	0.9	218,542	2.4	53,923	(4.1)	92,687	2.7	484,953	1.3
03/31/2007	119,907	1.1	219,300	2.3	53,498	(3.2)	92,857	2.8	485,562	1.5
06/30/2007	121,587	1.8	223,670	3.0	53,955	(1.7)	94,612	3.3	493,824	2.2

		12-mth.
	Total All	growth
Date	Lines	rate
06/30/2005	3,768,363	(0.5)%
09/30/2005	3,769,695	(0.5)
12/31/2005	3,759,599	(0.3)
03/31/2006	3,761,500	0.1
06/30/2006	3,781,558	0.4
09/30/2006	3,793,455	0.6
12/31/2006	3,798,297	1.0
03/31/2007	3,811,723	1.3
06/30/2007	3,848,180	1.8

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger	CML*		Multi-	Workers’	All Other
Date	Auto	Auto	Homeowners	Peril	Comp.	Lines	Total All Lines
06/30/2005	89.8%	87.8%	87.8%	85.0%	85.8%	85.5%	88.3%
09/30/2005	89.9	88.0	88.0	85.1	86.0	85.6	88.4
12/31/2005	90.0	87.9	88.2	85.4	86.2	86.0	88.6
03/31/2006	90.1	88.0	88.6	85.9	86.0	86.2	88.8
06/30/2006	90.3	87.7	88.9	85.9	85.9	86.5	89.0
09/30/2006	90.5	87.8	89.2	86.0	85.8	86.7	89.2
12/31/2006	90.8	87.7	89.4	86.0	85.7	87.1	89.5
03/31/2007	91.0	88.0	89.7	86.1	86.2	87.2	89.7
06/30/2007	91.1	88.1	89.9	86.0	86.3	87.6	89.9

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All Other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
06/30/2005	$1,186	2.4%	$549	7.6%	$346	5.5%	$851	3.3%
09/30/2005	1,179	0.3	546	2.8	347	3.3	846	0.6
12/31/2005	1,174	(1.3)	543	(0.5)	348	0.3	841	(1.6)
03/31/2006	1,161	(2.7)	539	(2.4)	349	0.6	832	(3.0)
06/30/2006	1,140	(3.9)	535	(2.6)	348	0.6	818	(3.9)
09/30/2006	1,122	(4.8)	530	(2.9)	348	0.3	806	(4.7)
12/31/2006	1,110	(5.5)	526	(3.1)	349	0.3	797	(5.2)
03/31/2007	1,100	(5.3)	524	(2.8)	349	0.0	791	(4.9)
06/30/2007	1,094	(4.0)	520	(2.8)	351	0.9	786	(3.9)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers’ Comp.	change	CML* Lines	change	Lines	change
06/30/2005	$2,780	1.2%	$6,102	12.2%	$1,708	3.8%	$2,503	4.2%
09/30/2005	2,789	0.8	6,104	8.2	1,694	1.2	2,490	1.9
12/31/2005	2,781	(0.3)	6,212	6.7	1,705	(0.1)	2,501	0.6
03/31/2006	2,778	(0.8)	6,270	4.4	1,710	(0.6)	2,501	(0.5)
06/30/2006	2,730	(1.8)	6,143	0.7	1,676	(1.9)	2,444	(2.4)
09/30/2006	2,705	(3.0)	6,047	(0.9)	1,669	(1.5)	2,416	(3.0)
12/31/2006	2,687	(3.4)	5,985	(3.7)	1,657	(2.8)	2,393	(4.3)
03/31/2007	2,664	(4.1)	5,914	(5.7)	1,641	(4.0)	2,365	(5.4)
06/30/2007	2,627	(3.8)	5,901	(3.9)	1,616	(3.6)	2,333	(4.5)

		12-mth.
	Total All	percent
Date	Lines	change
06/30/2005	$1,061	3.8%
09/30/2005	1,055	1.2
12/31/2005	1,052	(0.8)
03/31/2006	1,044	(2.1)
06/30/2006	1,026	(3.3)
09/30/2006	1,011	(4.2)
12/31/2006	1,001	(4.8)
03/31/2007	991	(5.1)
06/30/2007	984	(4.1)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months Ended				Three Months Ended
	June 30, 2007				June 30, 2006
		Prior Year**		Current			Prior Year**		Current
		Reserve		Accident			Reserve		Accident
		Development		Year			Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*		Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year		(Redundancy)	Losses	Catastrophes

Private Passenger Auto	76.1%	-9.6%	0.2%	85.5%	96.0%		1.7%	0.7%	93.6%
Homeowners	89.9%	3.4%	1.6%	84.9%	102.0%		-1.4%	6.6%	96.8%
Other Personal Lines	99.8%	18.8%	0.1%	80.9%	94.3%		8.5%	0.3%	85.5%
Total Personal	80.9%	-4.9%	2.0%	83.8%	97.6%		1.1%	7.6%	88.9%
Commercial Multi-Peril	83.8%	-3.3%	0.1%	87.0%	93.1%		-9.2%	1.3%	101.0%
Commercial Auto	72.6%	-10.8%	0.0%	83.4%	79.3%		-5.0%	0.2%	84.1%
Workers’ Compensation	77.2%	4.5%	0.0%	72.7%	94.0%		6.8%	0.0%	87.2%
Other Commercial Lines	49.0%	-0.6%	0.0%	49.6%	90.3%		18.2%	0.0%	72.1%
Total Commercial	76.6%	-3.1%	0.2%	79.5%	89.4%		-1.8%	1.5%	89.7%
Grand Total – Direct Business Only	79.6%	-4.3%	2.1%	81.8%	95.1%		0.3%	9.1%	85.7%
		Six Months Ended					Six Months Ended
		June 30, 2007					June 30, 2006

		Prior Year**		Current			Prior Year**		Current
		Reserve		Accident			Reserve		Accident
		Development		Year			Development		Year
	Calendar*	Deficiency	Catastrophe	Excluding	Calendar*		Deficiency	Catastrophe	Excluding
	Year	(Redundancy)	Losses	Catastrophes	Year		(Redundancy)	Losses	Catastrophes

Private Passenger Auto	79.9%	-12.0%	0.1%	91.8%	91.8%		-3.4%	0.4%	94.8%
Homeowners	83.8%	-2.9%	1.1%	85.6%	87.3%		-5.3%	3.5%	89.1%
Other Personal Lines	89.4%	6.6%	0.1%	82.7%	84.3%		4.7%	0.2%	79.4%
Total Personal	81.3%	-8.7%	1.3%	88.7%	90.3	%***	-3.6%	4.0%	89.9%
Commercial Multi-Peril	88.7%	-2.2%	0.1%	90.8%	87.3%		-4.5%	0.8%	91.0%
Commercial Auto	75.2%	-11.5%	0.0%	86.7%	78.6%		-3.4%	0.1%	81.9%
Workers’ Compensation	90.2%	2.5%	0.0%	87.7%	77.8%		-6.1%	0.0%	83.9%
Other Commercial Lines	47.2%	-12.6%	0.0%	59.8%	75.1%		-1.2%	0.0%	76.3%
Total Commercial	82.6%	-4.2%	0.1%	86.7%	81.4	%***	-4.5%	0.9%	85.0%
Grand Total – Direct Business Only	81.8%	-7.4%	1.3%	87.9%	87.6	%***	-3.9%	4.9%	86.6%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.
*** Year to date calendar year combined ratios for 2006 are shown exclusive of the first quarter write off of eCommerce assets. Including these in underwriting expenses would have contributed 4.0 points to the combined ratio calculations.